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As filed with the Securities and Exchange Commission on April 27, 2004

Registration No. 333-114608

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PLIANT CORPORATION
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	87-0496065 (I.R.S. Employer Identification No.)
PLIANT CORPORATION INTERNATIONAL (Exact name of registrant as specified in its charter)
Utah (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	87-0473075 (I.R.S. Employer Identification No.)
PLIANT FILM PRODUCTS OF MEXICO, INC. (Exact name of registrant as specified in its charter)
Utah (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	87-0500805 (I.R.S. Employer Identification No.)
PLIANT SOLUTIONS CORPORATION (Exact name of registrant as specified in its charter)
Utah (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	87-0563872 (I.R.S. Employer Identification No.)
PLIANT PACKAGING OF CANADA, LLC (Exact name of registrant as specified in its charter)
Utah (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	87-0580929 (I.R.S. Employer Identification No.)
UNIPLAST HOLDINGS INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	13-3999589 (I.R.S. Employer Identification No.)
UNIPLAST U.S., INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	04-3199066 (I.R.S. Employer Identification No.)
TUREX, INC. (Exact name of registrant as specified in its charter)
Rhode Island (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	05-0354901 (I.R.S. Employer Identification No.)
PIERSON INDUSTRIES, INC. (Exact name of registrant as specified in its charter)
Massachusetts (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	04-2692382 (I.R.S. Employer Identification No.)
UNIPLAST MIDWEST, INC. (Exact name of registrant as specified in its charter)
Indiana (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	98-0166923 (I.R.S. Employer Identification No.)

UNIPLAST INDUSTRIES CO. (Exact name of registrant as specified in its charter)
Nova Scotia (State or other jurisdiction of incorporation or organization)	2673 (Primary Standard Industrial Classification Code Number)	n/a (I.R.S. Employer Identification No.)

1475 Woodfield Road, Suite 700
Schaumburg, Illinois 60173
(847) 969-3300
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Harold C. Bevis
Chief Executive Officer
1475 Woodfield Road, Suite 700
Schaumburg, Illinois 60173
(847) 969-3300
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

With a copy to:
Steven L. Rist
Marc Salle
Sonnenschein Nath & Rosenthal LLP
4520 Main Street, Suite 1100
Kansas City, Missouri 64111
(816) 460-2400

        Approximate date of commencement of proposed sale to the public: As promptly as practicable after the effective date of this registration statement.

        If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:    ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such a date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

        This Amendment No. 1 is being filed solely for the purpose of amending the cover page and filing exhibits to the Registration Statement (Registration No. 333-114608) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement. Accordingly, the preliminary prospectus has been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

        Article IV of Pliant Corporation's Third Amended and Restated Articles of Incorporation, as amended, provides that Pliant Corporation shall indemnify and advance expenses to its directors and officers and to any person who is or was serving at its request as a director or officer of another domestic or foreign corporation (and their respective estates or personal representatives) to the fullest extent as from time to time permitted by Utah law. In addition, pursuant to Article IV of the Third Amended and Restated Articles of Incorporation, as amended, the personal liability of the directors and officers of Pliant Corporation to Pliant Corporation or its shareholders, or to any third person, is eliminated or limited to the fullest extent as from time to time permitted by Utah law. Sections 16-10a-902 and 16-10a-907 of the Utah Revised Business Corporation Act provide that a corporation may indemnify its directors and officers who are made parties to a legal proceeding because of their positions with the corporation against liability incurred in the proceeding if the individual's conduct was in good faith, the individual reasonably believed that his conduct was in, or not opposed to, the corporation's best interests, and in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Under the Utah Revised Business Corporation Act, Pliant Corporation may not indemnify its directors or officers in connection with a proceeding by, or in the right of, Pliant Corporation in which the individual was adjudged liable to it or in any proceeding in which the individual was adjudged liable on the basis that he derived an improper personal benefit.

        As authorized by Section 16-10a-841(1) of the Utah Revised Business Corporation Act, the Amended and Restated Bylaws of Pliant Corporation provide that Pliant Corporation's directors shall not be personally liable to Pliant Corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director, except liability for: (a) the amount of a financial benefit received by a director to which he or she is not entitled; (b) an intentional infliction of harm on Pliant Corporation or its shareholders; (c) a violation of Section 16-10a-842 of the Utah Revised Business Corporation Act for unlawful distributions; or (d) an intentional violation of criminal law. The Amended and Restated Bylaws also provide for indemnification of Pliant Corporation's directors and officers and advancement of their expenses to the fullest extent as from time to time permitted by applicable law, including, without limitation, Section 16-10a-902 of the Utah Revised Business Corporation Act.

Item 21.    Exhibits and Financial Statement Schedules.

  (a)
  EXHIBITS

Exhibit Number
2.1
Recapitalization Agreement, dated as of March 31, 2000 (the "Recapitalization Agreement"), among Pliant Corporation, Chase Domestic Investments, L.L.C., Richard P. Durham as Representative, and the shareholders of Pliant Corporation signatory thereto (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Pliant Corporation on April 12, 2000).
2.2
Amendment No. 1, dated as of April 3, 2000, to the Recapitalization Agreement (incorporated by reference to Exhibit 2.2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
2.3	Amendment No. 2, dated as of May 31, 2000, to the Recapitalization Agreement (incorporated by reference to Exhibit 2.3 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).

3.1	Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.2
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.2 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
3.3
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.3 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.4
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.4 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
3.5
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.5 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
3.6
Articles of Incorporation of Pliant Corporation International (formerly known as Huntsman Container Corporation International) (incorporated by reference to Exhibit 3.14 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067)).
3.7
Articles of Amendment to the Articles of Incorporation of Pliant Corporation International (formerly known as Huntsman Container Corporation International) (incorporated by reference to Exhibit 3.19 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.8
Articles of Incorporation of Pliant Film Products of Mexico, Inc. (formerly known as Huntsman Film Products of Mexico, Inc.) (incorporated by reference to Exhibit 3.16 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067)).
3.9
Articles of Amendment to the Articles of Incorporation of Pliant Film Products of Mexico, Inc. (formerly known as Huntsman Film Products of Mexico, Inc.) (incorporated by reference to Exhibit 3.20 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.10
Articles of Incorporation of Pliant Solutions Corporation (formerly known as Huntsman KCL Corporation) (incorporated by reference to Exhibit 3.7 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.11
Articles of Amendment to the Articles of Incorporation of Pliant Solutions Corporation (formerly known as Huntsman KCL Corporation) (incorporated by reference to Exhibit 3.21 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.12
Articles of Organization of Pliant Packaging of Canada, LLC (formerly known as Huntsman Packaging of Canada, LLC) (incorporated by reference to Exhibit 3.9 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.13
Certificate of Amendment to the Articles of Organization of Pliant Packaging of Canada, LLC (formerly known as Huntsman Packaging of Canada, LLC) (incorporated by reference to Exhibit 3.18 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).

3.14		Certificate of Incorporation of Uniplast Holdings Inc., as amended (incorporated by reference to Exhibit 3.14 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.15		Certificate of Incorporation of Uniplast U.S., Inc., as amended (incorporated by reference to Exhibit 3.15 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.16		Certificate of Incorporation of Turex, Inc (incorporated by reference to Exhibit 3.16 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.17		Articles of Organization of Pierson Industries, Inc., as amended (incorporated by reference to Exhibit 3.17 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.18		Certificate of Incorporation of Uniplast Midwest, Inc. (incorporated by reference to Exhibit 3.18 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.19	*	Memorandum and Articles of Association of Uniplast Industries Co. (formerly known as 3017010 Nova Scotia Company).
3.20
Second Amended and Restated Bylaws of Pliant Corporation (incorporated by reference to Exhibit 3.6 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
3.21
Bylaws of Pliant Corporation International (formerly known as Huntsman Container Corporation International) (incorporated by reference to Exhibit 3.24 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067) ).
3.22
Bylaws of Pliant Film Products of Mexico, Inc. (formerly known as Huntsman Film Products of Mexico, Inc.) (incorporated by reference to Exhibit 3.26 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067) ).
3.23
Bylaws of Pliant Solutions Corporation (formerly known as Huntsman KCL Corporation) (incorporated by reference to Exhibit 3.16 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
3.24
Operating Agreement of Pliant Packaging of Canada, LLC (formerly known as Huntsman Packaging of Canada, LLC) (incorporated by reference to Exhibit 3.18 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.25		Bylaws of Uniplast Holdings Inc., as amended (incorporated by reference to Exhibit 3.25 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.26		Bylaws of Uniplast U.S., Inc., as amended (incorporated by reference to Exhibit 3.26 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.27		Bylaws of Turex, Inc. (incorporated by reference to Exhibit 3.27 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.28		Bylaws of Pierson Industries, Inc., as amended (incorporated by reference to Exhibit 3.28 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.29		Code of Bylaws of Uniplast Midwest, Inc. (incorporated by reference to Exhibit 3.29 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).

4.1
Indenture, dated as of May 31, 2000, among Pliant Corporation, the Note Guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
4.2
First Supplemental Indenture, dated as of July 16, 2001, among Pliant Corporation, the New Note Guarantors party thereto, the existing Note Guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.3 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
4.3	Form of 2000 Notes (incorporated by reference to Exhibit B to Exhibit 4.1).
4.4
Indenture, dated as of April 10, 2002, among Pliant Corporation, the Note Guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.4 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-86532)).
4.5	Form of 2002 Note (incorporated by reference to Exhibit B to Exhibit 4.4).
4.6
Indenture, dated as of May 30, 2003, among Pliant Corporation, the Note Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.6 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.7
Form of Senior Secured Note (incorporated by reference to Exhibit B to Exhibit 4.6) (incorporated by reference to Exhibit 4.6 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.8
Form of Indenture, dated as of February 17, 2004, among Pliant Corporation, the Note Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.8 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.9	Form of Senior Secured Discount Note (incorporated by reference to Exhibit B to Exhibit 4.8)
4.10
Second Priority Security Agreement, dated as of May 30, 2003, among Pliant Corporation, the subsidiary guarantors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.8 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.11
Form of Security Agreement dated as of February 17, 2004, among Pliant Corporation, the subsidiary guarantors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.11 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.12
Form of Canadian Security Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the guarantors party thereto, and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.12 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.13
Second Priority Pledge Agreement, dated as of May 30, 2003, among Pliant Corporation, the subsidiary guarantors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.9 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.14
Form of Pledge Agreement dated as of February 17, 2004, among Pliant Corporation, the subsidiary pledgors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.14 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).

4.15
Form of Canadian Pledge Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the pledgors party thereto, and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.15 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.16
Exchange and Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, the Note Guarantors party thereto, and Chase Securities, Inc. and Deutsche Bank Securities Inc., as Initial Purchasers (incorporated by reference to Exhibit 4.3 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
4.17
Exchange and Registration Rights Agreement, dated as of April 10, 2002, among Pliant Corporation, the Note Guarantors party thereto, and J.P. Morgan Securities, Inc. and Deutsche Bank Securities Inc., as Initial Purchasers (incorporated by reference to Exhibit 4.7 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-86532)).
4.18
Exchange and Registration Rights Agreement, dated as of May 30, 2003, among Pliant Corporation, the Note Guarantors party thereto, and J.P. Morgan Securities Inc., Deutsche Bank Securities, Inc. and Credit Suisse First Boston LLC, as Initial Purchasers (incorporated by reference to Exhibit 4.12 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.19
Form of Exchange and Registration Rights Agreement, dated as of February 17, 2004, among Pliant Corporation, the Note Guarantors party thereto, and J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc., as Initial Purchasers (incorporated by reference to Exhibit 4.19 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
5.1	Opinion of Sonnenschein Nath & Rosenthal LLP.
5.2	Opinion of Stewart McKelvey Stirling Scales, special Canadian counsel.
8.1	Opinion of Sonnenschein Nath & Rosenthal LLP.
10.1
Note Warrant Agreement, dated as of May 31, 2000, among Pliant Corporation and The Bank of New York, as Warrant Agent, relating to the 220,000 Note Warrants (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.2
Stockholders' Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.3
Amendment No. 1 and Waiver, dated as of July 16, 2001, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.3 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.4
Amendment No. 2, dated as of December 19, 2001, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.4 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).

10.5
Amendment No. 3, dated as of March 25, 2003, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.5 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.6
Amendment No. 4, dated as of June 5, 2003, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.6 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
10.7
Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.3 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.8
Amendment No. 1, dated as of June 13, 2000, to the Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.4 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.9
Amendment No. 2, dated as of March 25, 2003, to the Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.8 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.10
Securities Purchase Agreement, dated as of May 31, 2000, among Pliant Corporation and each of the purchasers of Pliant Corporation's preferred stock listed on the signature pages thereto (incorporated by reference to Exhibit 10.5 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.11
Amendment No. 1 and Waiver, dated as of July 16, 2001, to the Securities Purchase Agreement dated as of May 31, 2000 among Pliant Corporation, and each of the purchasers of Pliant Corporation's preferred stock listed on the signature pages thereto (incorporated by reference to Exhibit 10.7 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.12
Warrant Agreement, dated as of May 31, 2000, among Pliant Corporation and Chase Domestic Investments, L.L.C. (incorporated by reference to Exhibit 10.6 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.13
Amendment No. 1, dated as of July 16, 2001, to the Warrant Agreement dated as of May 31, 2000 among Pliant Corporation and the initial warrantholders listed in Schedule I thereto (incorporated by reference to Exhibit 10.9 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.14
Amendment No. 2, dated as of March 25, 2003, to the Warrant Agreement dated as of May 31, 2000 among Pliant Corporation and the initial warrantholders listed in Schedule I thereto (incorporated by reference to Exhibit 10.13 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).

10.15
Securities Purchase Agreement, dated as of July 16, 2001, among Pliant Corporation and the purchasers of Pliant Corporation's preferred stock listed on the schedules thereto (incorporated by reference to Exhibit 10.10 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.16
Securities Purchase Agreement, dated as of March 25, 2003, among Pliant Corporation and the Purchasers named therein (incorporated by reference to Exhibit 10.15 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.17
Securities Purchase Agreement, dated as of March 25, 2003, between Pliant Corporation and J.P. Morgan Partners (BHCA), L.P. (incorporated by reference to Exhibit 10.16 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.18
Form of Purchase Agreement, dated as of February 6, 2004, among Pliant Corporation, J. P. Morgan Securities Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.18 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.19
Form of Credit Agreement, dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiary borrowers party thereto, the various lenders party thereto, Credit Suisse First Boston, as Administrative Agent and Documentation Agent, Deutsche Bank Trust Company Americas, as Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent, and JPMorgan Chase Bank, as Syndication Agent (incorporated by reference to Exhibit 10.19 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.20
Form of Consent and Amendment, dated as of March 8, 2004, to the Credit Agreement dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiary borrowers party to the Credit Agreement, the financial institutions party to the Credit Agreement as Lenders, Credit Suisse First Boston, as Administrative Agent and Documentation Agent, Deutsche Bank Trust Company Americas, as Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent, and JPMorgan Chase Bank, as Syndication Agent (incorporated by reference to Exhibit 10.20 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.21
Form of Amended and Restated Intercreditor Agreement, dated as of February 17, 2004, among Deutsche Bank Trust Company Americas, as Credit Agent, Wilmington Trust Company, as Second Priority Noteholder Agent and as 2004 Noteholder Agent, and Pliant Corporation (incorporated by reference to Exhibit 10.21 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.22
Form of Guarantee Agreement, dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiaries guarantors party thereto and Credit Suisse First Boston, as Administrative Agent (incorporated by reference to Exhibit 10.22 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).

10.23
Form of Domestic Security Agreement, dated as of February 17, 2004, among Pliant Corporation, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.23 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.24
Form of Canadian Security Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.24 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.25
Form of Domestic Pledge Agreement, dated as of February 17, 2004, among Pliant Corporation, the subsidiary pledgors party thereto and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.25 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.26
Form of Canadian Pledge Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the pledgors party thereto, and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.26 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.27
Form of Indemnity, Subrogation and Contribution Agreement, dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiary guarantors party thereto and Credit Suisse First Boston, as Administrative Agent (incorporated by reference to Exhibit 10.27 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.28
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.12 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.29
Amendment No. 1, dated as of February 1, 2001, to the Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.14 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.30
Separation Agreement, dated as of June 10, 2002, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).
10.31
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.13 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.32
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.14 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.33
Letter Agreement, dated as of December 27, 2000, terminating the Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.17 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).

10.34
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.15 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.35
Letter Agreement, dated as of January 22, 2001, terminating the Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.19 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.36
Employment Agreement, dated as of March 30, 2001, between Pliant Corporation and Brian E. Johnson (incorporated by reference to Exhibit 10.30 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
10.37
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.16 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.38
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.17 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.39
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.18 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.40
Stock Redemption Agreement, dated as of December 27, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.23 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.41
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.19 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.42
Stock Redemption Agreement, dated as of February 1, 2001, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.25 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.43
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Richard P. Durham (incorporated by reference to Exhibit 10.20 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.44
Amendment No. 1, dated as of March 1, 2001, to the Pledge Agreement dated as of May 31, 2000, among Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.35 to Post-Effective Amendment No. 2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.45
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Jack E. Knott (incorporated by reference to Exhibit 10.21 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.46
Amendment No. 1, dated as of April 1, 2001, to the Pledge Agreement dated as of May 31, 2000, among Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.36 to Post-Effective Amendment No. 2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).

10.47
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Scott K. Sorensen (incorporated by reference to Exhibit 10.22 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.48
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Ronald G. Moffitt (incorporated by reference to Exhibit 10.23 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.49		1998 Pliant Corporation Stock Option Plan (incorporated by reference to Exhibit 10.10 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 1998).
10.50
Pliant Corporation Management Incentive Plan for Senior Divisional Management (1999) (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).
10.51
Pliant Corporation 2000 Stock Incentive Plan (as amended and restated through April 17, 2002) (incorporated by reference to Exhibit 10.54 to Pliant Corporation's Annual report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.52
Second Amended and Restated Stock Option Agreement, dated as of May 31, 2000 between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.27 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.53		Pliant Corporation Management Incentive Plan (2000) (incorporated by reference to Exhibit 10.2 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).
10.54		Pliant Corporation Management Incentive Plan (2001) (incorporated by reference to Exhibit 10.48 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
10.55		Pliant Corporation Management Incentive Plan (2002) (incorporated by reference to Exhibit 10.49 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
10.56
Pliant Corporation Management Incentive Plan (2003) (incorporated by reference to Exhibit 10.56 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.57		Pliant Corporation 2002 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).
10.58
Consulting Agreement dated as of August 24, 2003, between Pliant corporation and Edward A. Lapekas (incorporated by reference to Exhibit 10.63 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-107843).
10.59
Separation Agreement, dated as of September 8, 2003, between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.64 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-107843).
10.60
Separation Agreement, dated as of September 8, 2003, between Pliant Corporation and Elise H. Scroggs (incorporated by reference to Exhibit 10.65 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-107843).
12.1	*	Statement re: computation of ratios of earning to fixed charges.

21.1		Subsidiaries of Pliant Corporation (incorporated by reference to Exhibit 21.1 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
23.1		Consent of Sonnenschein Nath & Rosenthal LLP (included in Exhibits 5.1 and 8.1).
23.2		Consent of Stewart McKelvey Stirling Scales, (included in Exhibit 5.6).
23.3	*	Consent of Ernst & Young LLP.
24.1	*	Powers of Attorney (included on the signature pages).
25.1	*	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Wilmington Trust Company, as Trustee.
99.1		Letter of Pliant Corporation regarding Arthur Andersen LLP (incorporated by reference to Exhibit 99.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-86532)).
99.2	*	Form of Letter of Transmittal
99.3	*	Form of Notice of Guaranteed Delivery
99.4	*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
99.5	*	Form of Letter to Clients

*
Previously filed on April 20, 2004 as part of this Registration Statement.

(b)
FINANCIAL STATEMENT SCHEDULES

        Pliant Corporation and Subsidiaries—Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2003, 2002 and 2001 (included on page F-56 of the prospectus filed pursuant to Part I of this registration statement).

        Schedules other than the above have been omitted because they are either not applicable or the required information has been disclosed in the financial statements or notes thereto.

Item 22.    Undertakings.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the forgoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The undersigned Registrants hereby undertake:

          1.     To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

            (a)   To include any prospectus required by Section 10(a)(3) of the Securities Act;

            (b)   To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (c)   To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          2.     That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          3.     To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        The undersigned Registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

        The undersigned Registrants hereby undertake that:

          1.     For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          2.     For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

PLIANT CORPORATION
By:	/s/ HAROLD BEVIS Harold Bevis Chief Executive Officer

POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Chief Executive Officer and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	April 27, 2004
* Donald J. Hofmann, Jr.	Director	April 27, 2004
* Timothy J. Walsh	Director	April 27, 2004
* Richard P. Durham	Director	April 27, 2004
* Edward A. Lapekas	Director	April 27, 2004
* Albert MacMillan	Director	April 27, 2004
*By: /s/ BRIAN E. JOHNSON (Brian E. Johnson, as ATTORNEY-IN-FACT)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

PLIANT CORPORATION INTERNATIONAL
By:	/s/ HAROLD BEVIS Harold Bevis President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer and Director (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

PLIANT FILM PRODUCTS OF MEXICO, INC.
By:	/s/ HAROLD BEVIS Harold Bevis President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

PLIANT SOLUTIONS CORPORATION

By:
/s/ HAROLD BEVIS Harold Bevis Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Executive Vice President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Chief Financial Officer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

PLIANT PACKAGING OF CANADA, LLC

By:
/s/ HAROLD BEVIS Harold Bevis President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	President and Manager (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer and Assistant Secretary and Manager (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

UNIPLAST HOLDINGS INC.

By:
/s/ HAROLD BEVIS Harold Bevis Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Executive Vice President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004

* Glenn G. Harsh	Director	April 27, 2004

*By: /s/ BRIAN E. JOHNSON (Brian E. Johnson, as ATTORNEY-IN-FACT)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27thth day of April, 2004.

UNIPLAST U.S., INC.
By:	/s/ HAROLD BEVIS Harold Bevis Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Executive Vice President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

TUREX, INC.
By:	/s/ HAROLD BEVIS Harold Bevis Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Executive Vice President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

PIERSON INDUSTRIES, INC.
By:	/s/ HAROLD BEVIS Harold Bevis Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Executive Vice President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

UNIPLAST MIDWEST, INC.
By:	/s/ HAROLD BEVIS Harold Bevis Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Executive Vice President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, in the State of Illinois, on the 27th day of April, 2004.

UNIPLAST INDUSTRIES CO.
By:	/s/ HAROLD BEVIS Harold Bevis Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

/s/ HAROLD BEVIS Harold Bevis	Executive Vice President and Director (Principal Executive Officer)	April 27, 2004
/s/ BRIAN E. JOHNSON Brian E. Johnson	Executive Vice President, Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)	April 27, 2004
* Gordon B. Atkinson	Director	April 27, 2004
*By: /s/ BRIAN E. JOHNSON (Brian E. Johnson, as ATTORNEY-IN-FACT)

Exhibit Number
2.1
Recapitalization Agreement, dated as of March 31, 2000 (the "Recapitalization Agreement"), among Pliant Corporation, Chase Domestic Investments, L.L.C., Richard P. Durham as Representative, and the shareholders of Pliant Corporation signatory thereto (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Pliant Corporation on April 12, 2000).
2.2
Amendment No. 1, dated as of April 3, 2000, to the Recapitalization Agreement (incorporated by reference to Exhibit 2.2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
2.3	Amendment No. 2, dated as of May 31, 2000, to the Recapitalization Agreement (incorporated by reference to Exhibit 2.3 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.1	Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.2
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.2 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
3.3
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.3 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.4
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.4 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
3.5
Articles of Amendment of Third Amended and Restated Articles of Incorporation of Pliant Corporation (incorporated by reference to Exhibit 3.5 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
3.6
Articles of Incorporation of Pliant Corporation International (formerly known as Huntsman Container Corporation International) (incorporated by reference to Exhibit 3.14 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067)).
3.7
Articles of Amendment to the Articles of Incorporation of Pliant Corporation International (formerly known as Huntsman Container Corporation International) (incorporated by reference to Exhibit 3.19 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.8
Articles of Incorporation of Pliant Film Products of Mexico, Inc. (formerly known as Huntsman Film Products of Mexico, Inc.) (incorporated by reference to Exhibit 3.16 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067)).
3.9
Articles of Amendment to the Articles of Incorporation of Pliant Film Products of Mexico, Inc. (formerly known as Huntsman Film Products of Mexico, Inc.) (incorporated by reference to Exhibit 3.20 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).

3.10
Articles of Incorporation of Pliant Solutions Corporation (formerly known as Huntsman KCL Corporation) (incorporated by reference to Exhibit 3.7 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
3.11
Articles of Amendment to the Articles of Incorporation of Pliant Solutions Corporation (formerly known as Huntsman KCL Corporation) (incorporated by reference to Exhibit 3.21 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.12
Articles of Organization of Pliant Packaging of Canada, LLC (formerly known as Huntsman Packaging of Canada, LLC) (incorporated by reference to Exhibit 3.9 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.13
Certificate of Amendment to the Articles of Organization of Pliant Packaging of Canada, LLC (formerly known as Huntsman Packaging of Canada, LLC) (incorporated by reference to Exhibit 3.18 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.14		Certificate of Incorporation of Uniplast Holdings Inc., as amended (incorporated by reference to Exhibit 3.14 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.15		Certificate of Incorporation of Uniplast U.S., Inc., as amended (incorporated by reference to Exhibit 3.15 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.16		Certificate of Incorporation of Turex, Inc (incorporated by reference to Exhibit 3.16 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.17		Articles of Organization of Pierson Industries, Inc., as amended (incorporated by reference to Exhibit 3.17 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.18		Certificate of Incorporation of Uniplast Midwest, Inc. (incorporated by reference to Exhibit 3.18 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.19	*	Memorandum and Articles of Association of Uniplast Industries Co. (formerly known as 3017010 Nova Scotia Company).
3.20
Second Amended and Restated Bylaws of Pliant Corporation (incorporated by reference to Exhibit 3.6 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
3.21
Bylaws of Pliant Corporation International (formerly known as Huntsman Container Corporation International) (incorporated by reference to Exhibit 3.24 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067)).
3.22
Bylaws of Pliant Film Products of Mexico, Inc. (formerly known as Huntsman Film Products of Mexico, Inc.) (incorporated by reference to Exhibit 3.26 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-40067)).
3.23
Bylaws of Pliant Solutions Corporation (formerly known as Huntsman KCL Corporation) (incorporated by reference to Exhibit 3.16 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).

3.24
Operating Agreement of Pliant Packaging of Canada, LLC (formerly known as Huntsman Packaging of Canada, LLC) (incorporated by reference to Exhibit 3.18 to Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
3.25	Bylaws of Uniplast Holdings Inc., as amended (incorporated by reference to Exhibit 3.25 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.26	Bylaws of Uniplast U.S., Inc., as amended (incorporated by reference to Exhibit 3.26 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.27	Bylaws of Turex, Inc. (incorporated by reference to Exhibit 3.27 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.28	Bylaws of Pierson Industries, Inc., as amended (incorporated by reference to Exhibit 3.28 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
3.29	Code of Bylaws of Uniplast Midwest, Inc. (incorporated by reference to Exhibit 3.29 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
4.1
Indenture, dated as of May 31, 2000, among Pliant Corporation, the Note Guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
4.2
First Supplemental Indenture, dated as of July 16, 2001, among Pliant Corporation, the New Note Guarantors party thereto, the existing Note Guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.3 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
4.3	Form of 2000 Notes (incorporated by reference to Exhibit B to Exhibit 4.1).
4.4
Indenture, dated as of April 10, 2002, among Pliant Corporation, the Note Guarantors party thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.4 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-86532)).
4.5	Form of 2002 Note (incorporated by reference to Exhibit B to Exhibit 4.4).
4.6
Indenture, dated as of May 30, 2003, among Pliant Corporation, the Note Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.6 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.7
Form of Senior Secured Note (incorporated by reference to Exhibit B to Exhibit 4.6) (incorporated by reference to Exhibit 4.6 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.8
Form of Indenture, dated as of February 17, 2004, among Pliant Corporation, the Note Guarantors party thereto and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.8 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.9	Form of Senior Secured Discount Note (incorporated by reference to Exhibit B to Exhibit 4.8)
4.10
Second Priority Security Agreement, dated as of May 30, 2003, among Pliant Corporation, the subsidiary guarantors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.8 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).

4.11
Form of Security Agreement dated as of February 17, 2004, among Pliant Corporation, the subsidiary guarantors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.11 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.12
Form of Canadian Security Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the guarantors party thereto, and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.12 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.13
Second Priority Pledge Agreement, dated as of May 30, 2003, among Pliant Corporation, the subsidiary guarantors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.9 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.14
Form of Pledge Agreement dated as of February 17, 2004, among Pliant Corporation, the subsidiary pledgors party thereto and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.14 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.15
Form of Canadian Pledge Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the pledgors party thereto, and Wilmington Trust Company, as Collateral Agent (incorporated by reference to Exhibit 4.15 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
4.16
Exchange and Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, the Note Guarantors party thereto, and Chase Securities, Inc. and Deutsche Bank Securities Inc., as Initial Purchasers (incorporated by reference to Exhibit 4.3 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
4.17
Exchange and Registration Rights Agreement, dated as of April 10, 2002, among Pliant Corporation, the Note Guarantors party thereto, and J.P. Morgan Securities, Inc. and Deutsche Bank Securities Inc., as Initial Purchasers (incorporated by reference to Exhibit 4.7 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-86532)).
4.18
Exchange and Registration Rights Agreement, dated as of May 30, 2003, among Pliant Corporation, the Note Guarantors party thereto, and J.P. Morgan Securities Inc., Deutsche Bank Securities, Inc. and Credit Suisse First Boston LLC, as Initial Purchasers (incorporated by reference to Exhibit 4.12 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
4.19
Form of Exchange and Registration Rights Agreement, dated as of February 17, 2004, among Pliant Corporation, the Note Guarantors party thereto, and J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc., as Initial Purchasers (incorporated by reference to Exhibit 4.19 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
5.1	Opinion of Sonnenschein Nath & Rosenthal LLP.
5.2	Opinion of Stewart McKelvey Stirling Scales, special Canadian counsel.
8.1	Opinion of Sonnenschein Nath & Rosenthal LLP

10.1
Note Warrant Agreement, dated as of May 31, 2000, among Pliant Corporation and The Bank of New York, as Warrant Agent, relating to the 220,000 Note Warrants (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.2
Stockholders' Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.3
Amendment No. 1 and Waiver, dated as of July 16, 2001, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.3 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.4
Amendment No. 2, dated as of December 19, 2001, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.4 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
10.5
Amendment No. 3, dated as of March 25, 2003, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.5 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.6
Amendment No. 4, dated as of June 5, 2003, to the Stockholder's Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.6 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-106432)).
10.7
Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.3 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.8
Amendment No. 1, dated as of June 13, 2000, to the Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.4 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.9
Amendment No. 2, dated as of March 25, 2003, to the Registration Rights Agreement, dated as of May 31, 2000, among Pliant Corporation, Chase Domestic Investments, L.L.C. and each of the stockholders and warrantholders listed on the signature pages thereto (incorporated by reference to Exhibit 10.8 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).

10.10
Securities Purchase Agreement, dated as of May 31, 2000, among Pliant Corporation and each of the purchasers of Pliant Corporation's preferred stock listed on the signature pages thereto (incorporated by reference to Exhibit 10.5 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.11
Amendment No. 1 and Waiver, dated as of July 16, 2001, to the Securities Purchase Agreement dated as of May 31, 2000 among Pliant Corporation, and each of the purchasers of Pliant Corporation's preferred stock listed on the signature pages thereto (incorporated by reference to Exhibit 10.7 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.12
Warrant Agreement, dated as of May 31, 2000, among Pliant Corporation and Chase Domestic Investments, L.L.C. (incorporated by reference to Exhibit 10.6 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.13
Amendment No. 1, dated as of July 16, 2001, to the Warrant Agreement dated as of May 31, 2000 among Pliant Corporation and the initial warrantholders listed in Schedule I thereto (incorporated by reference to Exhibit 10.9 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.14
Amendment No. 2, dated as of March 25, 2003, to the Warrant Agreement dated as of May 31, 2000 among Pliant Corporation and the initial warrantholders listed in Schedule I thereto (incorporated by reference to Exhibit 10.13 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.15
Securities Purchase Agreement, dated as of July 16, 2001, among Pliant Corporation and the purchasers of Pliant Corporation's preferred stock listed on the schedules thereto (incorporated by reference to Exhibit 10.10 to Pliant Corporation's Registration Statement on Form S-1 (File No. 333-65754)).
10.16
Securities Purchase Agreement, dated as of March 25, 2003, among Pliant Corporation and the Purchasers named therein (incorporated by reference to Exhibit 10.15 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.17
Securities Purchase Agreement, dated as of March 25, 2003, between Pliant Corporation and J.P. Morgan Partners (BHCA), L.P. (incorporated by reference to Exhibit 10.16 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.18
Form of Purchase Agreement, dated as of February 6, 2004, among Pliant Corporation, J. P. Morgan Securities Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.18 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.19
Form of Credit Agreement, dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiary borrowers party thereto, the various lenders party thereto, Credit Suisse First Boston, as Administrative Agent and Documentation Agent, Deutsche Bank Trust Company Americas, as Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent, and JPMorgan Chase Bank, as Syndication Agent (incorporated by reference to Exhibit 10.19 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).

10.20
Form of Consent and Amendment, dated as of March 8, 2004, to the Credit Agreement dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiary borrowers party to the Credit Agreement, the financial institutions party to the Credit Agreement as Lenders, Credit Suisse First Boston, as Administrative Agent and Documentation Agent, Deutsche Bank Trust Company Americas, as Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent, and JPMorgan Chase Bank, as Syndication Agent (incorporated by reference to Exhibit 10.20 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.21
Form of Amended and Restated Intercreditor Agreement, dated as of February 17, 2004, among Deutsche Bank Trust Company Americas, as Credit Agent, Wilmington Trust Company, as Second Priority Noteholder Agent and as 2004 Noteholder Agent, and Pliant Corporation (incorporated by reference to Exhibit 10.21 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.22
Form of Guarantee Agreement, dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiaries guarantors party thereto and Credit Suisse First Boston, as Administrative Agent (incorporated by reference to Exhibit 10.22 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.23
Form of Domestic Security Agreement, dated as of February 17, 2004, among Pliant Corporation, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.23 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.24
Form of Canadian Security Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.24 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.25
Form of Domestic Pledge Agreement, dated as of February 17, 2004, among Pliant Corporation, the subsidiary pledgors party thereto and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.25 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.26
Form of Canadian Pledge Agreement, dated as of February 17, 2004, among Uniplast Industries Co., the pledgors party thereto, and Deutsche Bank Trust Company Americas, as Collateral Agent (incorporated by reference to Exhibit 10.26 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.27
Form of Indemnity, Subrogation and Contribution Agreement, dated as of February 17, 2004, among Pliant Corporation, Uniplast Industries Co., the subsidiary guarantors party thereto and Credit Suisse First Boston, as Administrative Agent (incorporated by reference to Exhibit 10.27 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.28
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.12 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).

10.29
Amendment No. 1, dated as of February 1, 2001, to the Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.14 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.30
Separation Agreement, dated as of June 10, 2002, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).
10.31
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.13 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.32
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.14 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.33
Letter Agreement, dated as of December 27, 2000, terminating the Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.17 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.34
Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.15 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.35
Letter Agreement, dated as of January 22, 2001, terminating the Employment Agreement, dated as of May 31, 2000, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.19 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.36
Employment Agreement, dated as of March 30, 2001, between Pliant Corporation and Brian E. Johnson (incorporated by reference to Exhibit 10.30 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
10.37
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.16 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.38
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.17 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.39
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.18 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.40
Stock Redemption Agreement, dated as of December 27, 2000, between Pliant Corporation and Scott K. Sorensen (incorporated by reference to Exhibit 10.23 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.41
Restricted Stock Agreement, dated as of May 31, 2000, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.19 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).

10.42
Stock Redemption Agreement, dated as of February 1, 2001, between Pliant Corporation and Ronald G. Moffitt (incorporated by reference to Exhibit 10.25 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed on April 2, 2001).
10.43
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Richard P. Durham (incorporated by reference to Exhibit 10.20 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.44
Amendment No. 1, dated as of March 1, 2001, to the Pledge Agreement dated as of May 31, 2000, among Pliant Corporation and Richard P. Durham (incorporated by reference to Exhibit 10.35 to Post-Effective Amendment No. 2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.45
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Jack E. Knott (incorporated by reference to Exhibit 10.21 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.46
Amendment No. 1, dated as of April 1, 2001, to the Pledge Agreement dated as of May 31, 2000, among Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.36 to Post-Effective Amendment No. 2 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.47
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Scott K. Sorensen (incorporated by reference to Exhibit 10.22 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.48
Pledge Agreement, dated as of May 31, 2000, in favor of Pliant Corporation made by Ronald G. Moffitt (incorporated by reference to Exhibit 10.23 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008)).
10.49	1998 Pliant Corporation Stock Option Plan (incorporated by reference to Exhibit 10.10 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 1998).
10.50
Pliant Corporation Management Incentive Plan for Senior Divisional Management (1999) (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).
10.51
Pliant Corporation 2000 Stock Incentive Plan (as amended and restated through April 17, 2002) (incorporated by reference to Exhibit 10.54 to Pliant Corporation's Annual report on Form 10-K for the year ended December 31, 2002 filed on March 28, 2003).
10.52
Second Amended and Restated Stock Option Agreement, dated as of May 31, 2000 between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.27 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-42008) ).
10.53	Pliant Corporation Management Incentive Plan (2000) (incorporated by reference to Exhibit 10.2 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).
10.54	Pliant Corporation Management Incentive Plan (2001) (incorporated by reference to Exhibit 10.48 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).
10.55	Pliant Corporation Management Incentive Plan (2002) (incorporated by reference to Exhibit 10.49 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2001).

10.56
Pliant Corporation Management Incentive Plan (2003) (incorporated by reference to Exhibit 10.56 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
10.57		Pliant Corporation 2002 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to Pliant Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).
10.58
Consulting Agreement dated as of August 24, 2003, between Pliant corporation and Edward A. Lapekas (incorporated by reference to Exhibit 10.63 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-107843).
10.59
Separation Agreement, dated as of September 8, 2003, between Pliant Corporation and Jack E. Knott (incorporated by reference to Exhibit 10.64 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-107843).
10.60
Separation Agreement, dated as of September 8, 2003, between Pliant Corporation and Elise H. Scroggs (incorporated by reference to Exhibit 10.65 to Post-Effective Amendment No. 1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-107843).
12.1	*	Statement re: computation of ratios of earning to fixed charges.
21.1		Subsidiaries of Pliant Corporation (incorporated by reference to Exhibit 21.1 to Pliant Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (filed on March 26, 2004)).
23.1		Consent of Sonnenschein Nath & Rosenthal LLP (included in Exhibits 5.1 and 8.1).
23.2		Consent of Stewart McKelvey Stirling Scales, (included in Exhibit 5.6).
23.3	*	Consent of Ernst & Young LLP.
24.1	*	Powers of Attorney (included on the signature pages).
25.1	*	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of Wilmington Trust Company, as Trustee.
99.1		Letter of Pliant Corporation regarding Arthur Andersen LLP (incorporated by reference to Exhibit 99.1 to Pliant Corporation's Registration Statement on Form S-4 (File No. 333-86532)).
99.2	*	Form of Letter of Transmittal
99.3	*	Form of Notice of Guaranteed Delivery
99.4	*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
99.5	*	Form of Letter to Clients

*
Previously filed on April 20, 2004 as part of this Registration Statement.

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PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
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